Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(In Millions, Except Per Share Amounts)	Six Months Ended June 30,
	2012	2011
REVENUES:
Timber	$312	$267
Real Estate	147	141
Manufacturing	161	141
Other	11	10
Total Revenues	631	559

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	244	208
Real Estate	84	49
Manufacturing	143	128
Other	1	1
Total Cost of Goods Sold	472	386
Selling, General and Administrative	55	53
Total Costs and Expenses	527	439

Other Operating Income (Expense), net	1	3

Operating Income	105	123

Equity Earnings from Timberland Venture	28	30

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	40	41
Interest Expense (Note Payable to Timberland Venture)	29	29
Total Interest Expense, net	69	70

Income before Income Taxes	64	83

Provision (Benefit) for Income Taxes	(1)	1

Net Income	$65	$82

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.40	$0.51
Net Income per Share – Diluted	$0.40	$0.50

Weighted-Average Number of Shares Outstanding
– Basic	161.4	161.9
– Diluted	161.7	162.2

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(In Millions, Except Per Share Amounts)	Quarter Ended June 30,
	2012	2011
REVENUES:
Timber	$157	$126
Real Estate	47	79
Manufacturing	85	74
Other	5	5
Total Revenues	294	284

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	123	101
Real Estate	16	27
Manufacturing	73	67
Other	1	1
Total Cost of Goods Sold	213	196
Selling, General and Administrative	27	25
Total Costs and Expenses	240	221

Other Operating Income (Expense), net	1	—

Operating Income	55	63

Equity Earnings from Timberland Venture	15	16

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	19	20
Interest Expense (Note Payable to Timberland Venture)	15	15
Total Interest Expense, net	34	35

Income before Income Taxes	36	44

Provision (Benefit) for Income Taxes	—	—

Net Income	$36	$44

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.22	$0.27
Net Income per Share – Diluted	$0.22	$0.27

Weighted-Average Number of Shares Outstanding
– Basic	161.5	162.0
– Diluted	161.7	162.3

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In Millions, Except Per Share Amounts)	June 30, 2012	December 31, 2011
ASSETS
Current Assets:
Cash and Cash Equivalents	$260	$254
Accounts Receivable	36	28
Inventories	46	48
Deferred Tax Asset	6	6
Assets Held for Sale	76	103
Other Current Assets	15	15
	439	454

Timber and Timberlands, net	3,431	3,377
Property, Plant and Equipment, net	131	138
Equity Investment in Timberland Venture	201	201
Deferred Tax Asset	18	17
Investment in Grantor Trusts (at Fair Value)	37	36
Other Assets	37	36
Total Assets	$4,294	$4,259

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$176	$352
Line of Credit	451	348
Accounts Payable	24	25
Interest Payable	26	26
Wages Payable	11	20
Taxes Payable	13	9
Deferred Revenue	36	27
Other Current Liabilities	8	8
	745	815

Long-Term Debt	1,467	1,290
Note Payable to Timberland Venture	783	783
Other Liabilities	97	108
Total Liabilities	3,092	2,996

Commitments and Contingencies

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.01 Par Value, Authorized Shares – 75.0, Outstanding – None	—	—
Common Stock, $0.01 Par Value, Authorized Shares – 300.6, Outstanding (net of Treasury Stock) – 161.5 at June 30, 2012 and 161.3 at December 31, 2011	2	2
Additional Paid-In Capital	2,269	2,261
Retained Earnings (Accumulated Deficit)	(99)	(28)
Treasury Stock, at Cost, Common Shares – 26.9 at June 30, 2012 and 26.9 at December 31, 2011	(938)	(937)
Accumulated Other Comprehensive Income (Loss)	(32)	(35)
Total Stockholders’ Equity	1,202	1,263
Total Liabilities and Stockholders’ Equity	$4,294	$4,259

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Six Months Ended June 30,
(In Millions)	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$65	$82
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	56	44
Basis of Real Estate Sold	75	43
Equity Earnings from Timberland Venture	(28)	(30)
Distributions from Timberland Venture	28	28
Deferred Income Taxes	(1)	4
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(5)	12
Timber Deed Acquired	(98)	—
Pension Plan Contributions	(7)	—
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	—	(35)
Other Working Capital Changes	(2)	4
Other	6	5
Net Cash Provided By Operating Activities	89	157

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures (Excluding Timberland Acquisitions)	(35)	(28)
Timberlands and Minerals Acquired	(13)	(12)
Other	(1)	—
Net Cash Used In Investing Activities	(49)	(40)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(136)	(136)
Borrowings on Line of Credit	1,129	555
Repayments on Line of Credit	(1,026)	(494)
Debt Issuance Costs	(3)	—
Principal Payments and Retirement of Long-Term Debt	—	(49)
Proceeds from Stock Option Exercises	3	9
Acquisition of Treasury Stock	(1)	(1)
Net Cash Used In Financing Activities	(34)	(116)

Increase (Decrease) In Cash and Cash Equivalents	6	1
Cash and Cash Equivalents:
Beginning of Period	254	252

End of Period	$260	$253

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Quarter Ended June 30,
(In Millions)	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$36	$44
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	29	22
Basis of Real Estate Sold	12	24
Equity Earnings from Timberland Venture	(15)	(16)
Deferred Income Taxes	—	1
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(3)	5
Pension Plan Contributions	(7)	—
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	—	(35)
Other Working Capital Changes	28	34
Other	3	2
Net Cash Provided By Operating Activities	83	81

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures (Excluding Timberland Acquisitions)	(17)	(16)
Timberlands and Minerals Acquired	(11)	(12)
Net Cash Used In Investing Activities	(28)	(28)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(68)	(68)
Borrowings on Line of Credit	370	310
Repayments on Line of Credit	(370)	(298)
Proceeds from Stock Option Exercises	—	2
Net Cash Used In Financing Activities	(68)	(54)

Increase (Decrease) In Cash and Cash Equivalents	(13)	(1)
Cash and Cash Equivalents:
Beginning of Period	273	254

End of Period	$260	$253

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Six Months Ended June 30,
(In Millions)	2012	2011
Revenues:
Northern Resources	$120	$99
Southern Resources	202	173
Real Estate	147	141
Manufacturing	161	141
Other	11	10
Eliminations	(10)	(5)
Total Revenues	$631	$559

Operating Income (Loss):
Northern Resources	$10	$10
Southern Resources	43	34
Real Estate	59	88
Manufacturing	13	9
Other (A)	9	11
Other Costs and Eliminations, net	(29)	(29)
Total Operating Income	$105	$123

Adjusted EBITDA by Segment: (B)
Northern Resources	$23	$21
Southern Resources	76	58
Real Estate	135	132
Manufacturing	20	15
Other	9	11
Other Costs and Eliminations, net	(29)	(28)
Total	$234	$209

(A) During the first six months of 2011, the company received a payment of $2 million for the settlement of a dispute that related to certain mineral rights. This amount is reported as Other Operating Gain/(Loss) in our Other Segment and is included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

(B) Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Quarter Ended June 30,
(In Millions)	2012	2011
Revenues:
Northern Resources	$56	$44
Southern Resources	105	84
Real Estate	47	79
Manufacturing	85	74
Other	5	5
Eliminations	(4)	(2)
Total Revenues	$294	$284

Operating Income (Loss):
Northern Resources	$4	$3
Southern Resources	22	15
Real Estate	29	50
Manufacturing	9	5
Other	4	4
Other Costs and Eliminations, net	(13)	(14)
Total Operating Income	$55	$63

Adjusted EBITDA by Segment: (A)
Northern Resources	$10	$8
Southern Resources	40	27
Real Estate	42	75
Manufacturing	12	8
Other	4	4
Other Costs and Eliminations, net	(13)	(13)
Total	$95	$109

(A) Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SELECTED OPERATING STATISTICS
(UNAUDITED)

		2012
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$19	$20			$19
Pulpwood	$/Ton Stumpage	$10	$10			$10
Northern Resources
Sawlog	$/Ton Delivered	$67	$71			$69
Pulpwood	$/Ton Delivered	$42	$42			$42

Lumber (1)	$/MBF	$529	$551			$540
Plywood (1)	$/MSF	$387	$409			$398
Fiberboard (1)	$/MSF	$607	$620			$614

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,340	1,533			2,873
Pulpwood	1,000 Tons	1,842	1,933			3,775
Total Harvest		3,182	3,466	—	—	6,648
Northern Resources
Sawlog	1,000 Tons	656	632			1,288
Pulpwood	1,000 Tons	452	316			768
Total Harvest		1,108	948	—	—	2,056

Lumber	MBF	30,199	30,340			60,539
Plywood	MSF	53,301	51,397			104,698
Fiberboard	MSF	44,701	52,475			97,176

		2011
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$20	$19	$20	$20	$19
Pulpwood	$/Ton Stumpage	$10	$9	$9	$9	$9
Northern Resources
Sawlog	$/Ton Delivered	$69	$72	$71	$67	$69
Pulpwood	$/Ton Delivered	$40	$40	$42	$41	$41

Lumber (1)	$/MBF	$533	$529	$493	$515	$518
Plywood (1)	$/MSF	$371	$382	$382	$379	$379
Fiberboard (1)	$/MSF	$608	$608	$607	$611	$608

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,286	1,126	1,289	1,268	4,969
Pulpwood	1,000 Tons	1,494	1,592	1,833	1,903	6,822
Total Harvest		2,780	2,718	3,122	3,171	11,791
Northern Resources
Sawlog	1,000 Tons	506	471	661	681	2,319
Pulpwood	1,000 Tons	478	244	500	458	1,680
Total Harvest		984	715	1,161	1,139	3,999

Lumber	MBF	29,250	29,654	29,979	27,042	115,925
Plywood	MSF	44,156	44,842	41,632	41,803	172,433
Fiberboard	MSF	40,690	43,070	38,485	37,899	160,144

(1) Represents prices at mill level.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
LAND SALE STATISTICS
(UNAUDITED)

	2012
	1st Qtr (1)	2nd Qtr (2)	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	4,385	17,870			22,255
Large Non-strategic	69,770	—			69,770
Conservation	1,145	1,320			2,465
HBU/Recreation	4,030	6,720			10,750
Development Properties	—	—			—
Conservation Easements	n/a	n/a			n/a
	79,330	25,910	—		105,240
Price per Acre
Small Non-strategic	$1,115	$1,165			$1,155
Large Non-strategic	$1,210	$—			$1,210
Conservation	$1,560	$2,315			$1,965
HBU/Recreation	$2,140	$1,955			$2,025
Development Properties	$—	$—			$—
Conservation Easements	$—	$28			$28

Revenue, ($ millions)
Small Non-strategic	$5	$21			$26
Large Non-strategic	$84	$—			$84
Conservation	$2	$3			$5
HBU/Recreation	$9	$13			$22
Development Properties	$—	$—			$—
Conservation Easements	$—	$10			$10
	$100	$47	$—		$147

Basis of Real Estate Sold (5)	$63	$12			$75
	2011
	1st Qtr (3)	2nd Qtr (4)	3rd Qtr	4th Qtr (3)	YTD
Acres Sold
Small Non-strategic	2,560	2,695	11,525	5,385	22,165
Large Non-strategic	30,295	—	—	18,155	48,450
Conservation	335	59,425	370	7,295	67,425
HBU/Recreation	7,795	6,320	24,500	8,680	47,295
Development Properties	—	—	20	—	20
Conservation Easements	n/a	n/a	n/a	n/a	n/a
	40,985	68,440	36,415	39,515	185,355
Price per Acre
Small Non-strategic	$1,015	$1,125	$1,230	$1,345	$1,220
Large Non-strategic	$1,405	$—	$—	$3,300	$2,115
Conservation	$1,685	$1,050	$1,270	$980	$1,050
HBU/Recreation	$2,100	$2,060	$1,950	$2,100	$2,015
Development Properties	$—	$—	$6,405	$—	$6,405
Conservation Easements	$—	$—	$460	$—	$460

Revenue, ($ millions)
Small Non-strategic	$2	$4	$14	$7	$27
Large Non-strategic	$43	$—	$—	$60	$103
Conservation	$1	$62	$—	$7	$70
HBU/Recreation	$16	$13	$48	$19	$96
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$—	$5	$—	$5
	$62	$79	$67	$93	$301

Basis of Real Estate Sold (5)	$19	$24	$14	$19	$76

Exhibit 99.2

Plum Creek Timber Company, Inc.
Notes to Land Sale Statistics
(Unaudited)

(1) During the first quarter of 2012, the company sold 69,800 acres of Large Non-strategic lands located in the Florida panhandle area for $84.5 million.

(2) During the second quarter of 2012, the company received $10 million in exchange for placing a conservation easement on approximately 360,000 acres in Maine.

(3) During the first quarter of 2011, the company sold 30,300 acres of Large Non-strategic lands located in Mississippi for $42.6 million. During the fourth quarter of 2011, the company sold 18,200 acres of Large Non-strategic lands located in Oregon for $60 million.

(4) During the second quarter of 2011, the company's Conservation sales consisted primarily of 26,800 acres in Arkansas and Louisiana and 31,500 acres in Florida.

(5) Includes $58 million in the first quarter of 2012 from a 69,800 acre Large Non-strategic sale located in the Florida panhandle area, $8 million in the fourth quarter of 2011 from an 18,200 acre Large Non-strategic sale in Oregon and $13 million in the first quarter of 2011 from a 30,300 acre Large Non-strategic sale in Mississippi.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
DEBT MATURITIES SCHEDULE
June 30, 2012
(UNAUDITED)

	Borrowings
	Principal	Weighted Avg. Interest Rate
Quarterly Maturities through 2013:
3rd Qtr 2012	$350	—%	(1)
4th Qtr 2012	$3	8.050%
1st Qtr 2013	$174	6.180%
4th Qtr 2013	$76	7.773%	(2)
Annual Maturities through 2014:
2014	$3	8.050%

(1) Represents the company's term credit agreement that was outstanding as of June 30, 2012. The interest rate for the previous term credit agreement was based on LIBOR plus 0.375%. On July 10, 2012, the company borrowed $450 million under a new term credit agreement and repaid the $350 million principal balance for the previous term credit agreement. The net interest rate for the new term credit agreement is based on LIBOR plus approximately 1%. The new term credit agreement matures in the second quarter of 2019.

(2) Principal amount composed of senior notes with principal amounts of $3 million and $73 million and interest rates of 8.050% and 7.760%, respectively.

Exhibit 99.2

Plum Creek Timber Company, Inc
Segment Data - Adjusted EBITDA
Reconciliation of Operating Income and Net Cash
Provided by Operating Activities
(Unaudited)

We define Adjusted EBITDA as earnings from continuing operations, excluding equity method earnings, and before interest, taxes, depreciation, depletion, amortization, and basis in lands sold. Adjusted EBITDA is not considered a measure of financial performance under U.S. generally accepted accounting principles (U.S. GAAP) and the items excluded from Adjusted EBITDA are significant components of our consolidated financial statements.

We present Adjusted EBITDA as a supplemental performance measure because we believe it facilitates operating performance comparisons from period to period, and each business segment’s contribution to that performance, by eliminating non-cash charges to earnings, which can vary significantly by business segment. These non-cash charges include timber depletion, depreciation of fixed assets and the basis in lands sold. We also use Adjusted EBITDA as a supplemental liquidity measure because we believe it is useful in measuring our ability to generate cash. In addition, we believe Adjusted EBITDA is commonly used by investors, lenders and rating agencies to assess our financial performance.

A reconciliation of Adjusted EBITDA to net income and net cash from operating activities, the most directly comparable U.S. GAAP performance and liquidity measures, is provided in the following schedules:

	Six Months Ended June 30, 2012 (In Millions)

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$10	$13	$—	$23
Southern Resources	43	33	—	76
Real Estate	59	1	75	135
Manufacturing	13	7	—	20
Other	9	—	—	9
Other Costs and Eliminations	(30)	—	—	(30)
Other Unallocated Operating Income (Expense), net	1	—	—	1
Total	$105	$54	$75	$234

Reconciliation to Net Income(1)
Interest Expense	(69)
(Provision) / Benefit for Income Taxes	1
Equity Earnings from Timberland Venture	28
Net Income	$65

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$89
Interest Expense				69
Amortization of Debt Costs				(2)
Provision / (Benefit) for Income Taxes				(1)
Distribution from Timberland Venture				(28)
Deferred Income Taxes				1
Deferred Revenue from Long-Term Gas Leases				5
Timber Deed Acquired				98
Working Capital Changes				2
Pension Plan Contributions				7
Other				(6)
Adjusted EBITDA				$234

Exhibit 99.2

	Six Months Ended June 30, 2011 (In Millions)

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$10	$11	$—	$21
Southern Resources	34	24	—	58
Real Estate	88	1	43	132
Manufacturing	9	6	—	15
Other	11	—	—	11
Other Costs and Eliminations	(30)	1	—	(29)
Other Unallocated Operating Income (Expense), net	1	—	—	1
Total	$123	$43	$43	$209

Reconciliation to Net Income(1)
Interest Expense	(70)
(Provision) / Benefit for Income Taxes	(1)
Equity Earnings from Timberland Venture	30
Net Income	$82

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$157
Interest Expense				70
Amortization of Debt Costs				(1)
Provision / (Benefit) for Income Taxes				1
Working Capital Changes				31
Distribution from Timberland Venture				(28)
Deferred Income Taxes				(4)
Deferred Revenue from Long-Term Gas Leases				(12)
Other				(5)
Adjusted EBITDA				$209

(1) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarters Ended June 30, 2012 (In Millions)

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$4	$6	$—	$10
Southern Resources	22	18	—	40
Real Estate	29	1	12	42
Manufacturing	9	3	—	12
Other	4	—	—	4
Other Costs and Eliminations	(14)	—	—	(14)
Other Unallocated Operating Income (Expense), net	1	—	—	1
Total	$55	$28	$12	$95

Reconciliation to Net Income(1)
Interest Expense	(34)
(Provision) / Benefit for Income Taxes	—
Equity Earnings from Timberland Venture	15
Net Income	$36

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$83
Interest Expense				34
Amortization of Debt Costs				(1)
Provision / (Benefit) for Income Taxes				—
Working Capital Changes				(28)
Deferred Revenue from Long-Term Gas Leases				3
Pension Plan Contributions				7
Other				(3)
Adjusted EBITDA				$95

	Quarters Ended June 30, 2011 (In Millions)

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$3	$5	$—	$8
Southern Resources	15	12	—	27
Real Estate	50	1	24	75
Manufacturing	5	3	—	8
Other	4	—	—	4
Other Costs and Eliminations	(14)	1	—	(13)
Other Unallocated Operating Income (Expense), net	—	—	—	—
Total	$63	$22	$24	$109

Reconciliation to Net Income(1)
Interest Expense	(35)
(Provision) / Benefit for Income Taxes	—
Equity Earnings from Timberland Venture	16
Net Income	$44

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$81
Interest Expense				35
Provision / (Benefit) for Income Taxes				—
Working Capital Changes				1
Deferred Income Taxes				(1)
Deferred Revenue from Long-Term Gas Leases				(5)
Other				(2)
Adjusted EBITDA				$109

(1) Includes reconciling items not allocated to segments for financial reporting purposes.